[LOGO: M F S(SM)                                                 ANNUAL REPORT
 INVESTMENT MANAGEMENT                                          FOR YEAR ENDED
  We invented the mutual fund(SM)]                             AUGUST 31, 1996


MFS(R) OTC FUND

[Graphic Omitted: Floppy Disks]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Fund Manager ......................................... 3
Fund Manager's Profile ..................................................... 5
Fund Facts ................................................................. 6
Performance ................................................................ 6
Portfolio Concentration .................................................... 9
Portfolio of Investments ...................................................10
Financial Statements .......................................................14
Notes to Financial Statements ..............................................20
Independent Auditors' Report ...............................................25
It's Easy to Contact Us ....................................................26
MFS Investment Opportunities ...............................................27
The MFS Family of Funds(R) .................................................28
Trustees and Officers ......................................................29

   HIGHLIGHTS

   * FOR THE 12 MONTHS ENDED AUGUST 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN OF 10.55%, CLASS B SHARES 9.67%, AND CLASS C SHARES 9.60%. ALL OF THESE RETURNS ARE AT NET ASSET VALUE.

   * PERFORMANCE WAS HINDERED BY THE HEALTH CARE SECTOR. HEALTH MAINTENANCE ORGANIZATIONS PERFORMED POORLY AS THE INCREASES IN INSURANCE PREMIUMS LAGGED THE COST OF PROVIDING SERVICES TO PATIENTS, ALTHOUGH SEVERAL MEDICAL-DEVICE COMPANIES PERFORMED EXCEPTIONALLY WELL.

   * THE FUND'S LARGEST CONCENTRATIONS ARE IN TECHNOLOGY, WHICH REPRESENTS 33% OF THE PORTFOLIO; HEALTH CARE, WHICH ACCOUNTS FOR 24%; AND LEISURE, AT 14%.

   * THE BIGGEST CHANGES TO THE PORTFOLIO HAVE RESULTED FROM TAKEOVERS, AS SEVERAL MAJOR HOLDINGS WERE BENEFICIARIES OF BUYOUT OFFERS AT SIGNIFICANT PREMIUMS OVER THE MARKET PRICE.

LETTER FROM THE CHAIRMAN

[Photo of A. Keith Brodkin]

Dear Shareholders:

The U.S. economy in 1996 appears to have settled into a pattern of fairly reasonable growth and moderate inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Thus, real growth in gross domestic product has exceeded our expectations so far this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

  While we do not expect the U.S. stock market to match 1995's extraordinary performance, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in corporate earnings growth and the increases in interest rates experienced so far this year have raised some near-term concerns, as was seen in July's stock market correction. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the equity market's longer-term health. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

  Finally, as you may have noticed, this report to shareholders incorporates a number of changes which we believe will make it more informative and useful to you. Following the discussion with the Fund Manager, you will find new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the different types of investments that meet its criteria. Near the back of the report, you will find a list of telephone numbers and addresses in case you need to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President

September 17, 1996

A DISCUSSION WITH THE FUND MANAGER

[Photo of Mark Regan]

The Fund's performance has been in line with the general OTC market, as measured by the Russell 2000 Total Return Index (the Russell Index), although it underperformed the Standard & Poor's 500 Composite Index (the S&P 500). For the 12 months ended August 31, 1996, Class A shares of the Fund provided a total return of 10.55%, Class B shares 9.67%, and Class C shares 9.60%. These returns compare to a 10.82% return for the Russell Index, an unmanaged index of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ; and to an 18.72% return for the S&P 500, a popular, unmanaged index of common stock performance. All of the Fund's returns include the reinvestment of distributions but exclude the effects of any sales charges.

Q. WHAT DO YOU THINK WERE SOME OF THE THINGS THAT AFFECTED PERFORMANCE OVER THE PAST YEAR, MARK?

A. Performance was most severely impacted by the health care sector. Health maintenance organizations, or HMOs, performed very poorly in the past 12 months, as the increases in insurance premiums lagged the cost of providing services to patients.

  On the positive side, several medical-device companies, including Medisense and Zoll Medical, performed exceptionally well over this period.

Q. HOW WOULD YOU DESCRIBE THE BUSINESS AND ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST 12 MONTHS, PARTICULARLY AS IT RELATES TO THIS FUND?

A. We've seen a gradual increase in interest rates as the economy has moved toward lower unemployment levels. We've also observed that price increases have been very difficult for companies to get; in fact, for most technology and health care companies, continuous price declines have become an ongoing business reality.

  At the same time, technology companies have seen increased volatility based on a number of events. For example, semiconductor companies, especially those that make memory chips, suffered huge price declines, while the sales growth of personal computers slowed and digital communications began to replace analog communications in the wireless area. These events created significant disruption, but also opportunity, in the technology area.

Q. ARE THERE ANY PARTICULAR SEGMENTS OF THE MARKET YOU'VE BEEN CONCENTRATING ON RECENTLY?

A. The Fund's largest concentrations are in technology, which represents 33% of the portfolio; health care, which accounts for 24%; and leisure, at 14%. We decreased the Fund's holdings in the technology sector while increasing them in the health care sector, as we have found new opportunities in that market.

Q. HAVE ANY SIGNIFICANT CHANGES BEEN MADE IN YOUR HOLDINGS THIS YEAR?

A. The biggest changes have resulted from takeovers. Several major holdings were beneficiaries of buyout offers, at significant premiums over the market price, over the last year. Medisense, which was the Fund's largest holding at mid-year, was purchased by Abbott Labs. Meanwhile, Sierra On-Line and Davidson & Associates were purchased by CUC International.

Q. CAN YOU NAME SOME STOCKS THAT PERFORMED AS WELL AS OR BETTER THAN YOU
EXPECTED?

A. A number of important holdings performed well over the past year. In addition to the buyout companies, others included Starsight Telecast, a provider of electronic program guides and services to the television market; Gymboree, a retailer of clothing for infants; and Oracle Software, the leading provider of database and application software for the client server market.

Q. NOW, HOW ABOUT SOME STOCKS THAT DIDN'T DO AS WELL AS YOU EXPECTED?

A. Most of these companies have been in the HMO group, which suffered from rising medical costs and did not have the ability to change short-term pricing. However, we believe this problem will correct itself in 1997 with tighter control of medical costs and more aggressive price increases. Several gaming companies, including Harrah's, Argosy, and Showboat, also hurt the Fund's performance as projects were delayed and as competitors entered previously non-competitive markets.

Q. LOOKING AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET ENVIRONMENT AS IT RELATES TO YOUR FUND?

A. It looks like it will be hard for companies to raise prices for their products, except as a pass-through of raw material increases. We do not see many inflationary pressures in the economy and, in fact, see continued price declines in many of the major industry groups. We believe advances in the price performance of technology products and the increasing efficacy of new drugs and medical devices will continue to provide opportunities for growth in the technology and health care industries.

Q. AND HOW ARE YOU POSITIONING THE FUND TO TRY AND TAKE ADVANTAGE OF THOSE CHANGES?

A. We'll continue to look for companies and technologies in the OTC market that we believe offer the best prospects for sustained growth with reasonable valuations.

Respectfully,

/s/ Mark Regan
Mark Regan
Fund Manager

   FUND MANAGER'S PROFILE

   MARK REGAN BEGAN HIS CAREER AT MFS IN 1989 AS A RESEARCH ANALYST. A GRADUATE OF CORNELL UNIVERSITY AND THE SLOAN SCHOOL OF MANAGEMENT OF THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY, HE WAS PROMOTED TO INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT - INVESTMENTS IN 1991 AND VICE PRESIDENT - INVESTMENTS IN 1992. MR. REGAN HAS MANAGED MFS OTC FUND SINCE ITS INCEPTION IN 1993.

  FUND FACTS

  STRATEGY:                   THE FUND'S PRIMARY INVESTMENT OBJECTIVE IS TO
                              PROVIDE LONG-TERM GROWTH OF CAPITAL BY INVESTING
                              AT LEAST 65% OF ITS ASSETS, UNDER NORMAL
                              CIRCUMSTANCES, IN SECURITIES PRINCIPALLY TRADED ON
                              THE OVER-THE-COUNTER (OTC) SECURITIES MARKET.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:      DECEMBER 1, 1993

  SIZE:                       $109.0 MILLION AS OF AUGUST 31, 1996

PERFORMANCE

The information on the following page illustrates the historical performance of MFS OTC Fund Class A and Class B shares in comparison to various market indicators. Class A share results reflect the deduction of the 5.75% maximum sales charge. Class B share results reflect the current maximum contingent deferred sales charge (CDSC) of 4%. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

  Class C shares were offered effective August 1, 1994. Information on Class C share performance appears on the next page.

  The performance of Class C shares will be greater than or less than the line shown, based on the differences in loads or fees paid by shareholders investing in the different classes.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from December 1, 1993* to August 31, 1996)

                MFS        Consumer                       S&P          MFS
                OTC         Price         Russell         500          OTC
               Fund-A      Index-US        2000        Composite      Fund-B
               ------      --------       -------      ---------      ------
12/1/93       $ 9,425      $10,000       $10,000       $10,000       $10,000
12/31/93        9,882       10,000        10,342        10,124        10,485
12/31/94       10,316       10,268        10,153        10,251        10,799
12/31/95       12,611       10,521        13,041        14,091        13,088
 8/31/96       13,833       10,787        13,897        15,134        14,288


AVERAGE ANNUAL TOTAL RETURNS
                                                                                                           12/01/93 *-
                                                                                        1 Year              8/31/96
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class A) including 5.75% sales charge                                    + 4.24%              +12.51%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class A) at net asset value                                              +10.55%              +14.97%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class B) with CDSC                                                       + 6.08%              +12.98%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class B) without CDSC                                                    + 9.67%              +13.85%
---------------------------------------------------------------------------------------------------------------------------
MFS OTC Fund (Class C)                                                                 + 9.60%              +13.88%
---------------------------------------------------------------------------------------------------------------------------
Average small company growth fund                                                      +15.30%              +11.53%
---------------------------------------------------------------------------------------------------------------------------
Russell 2000 Index                                                                     +10.82%              +12.72%
---------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index                                                  +18.72%              +16.28%
---------------------------------------------------------------------------------------------------------------------------
Consumer Price Index(S)                                                                + 2.86%              + 2.79%
---------------------------------------------------------------------------------------------------------------------------
*Commencement of investment operations.
(S)The Consumer Price Index is a popular measure of change in prices.


In the preceding table, we have included the average annual total returns of all small company growth funds (including the Fund) tracked by Lipper Analytical Services, Inc. (an independent firm which reports mutual fund performance) for the applicable time periods. Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

  Class A SEC results include the maximum 5.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase. See the prospectus for details. Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class C shares on August 1, 1994. Sales charges and operating expenses for Class A and Class C shares differ. The Class A share performance, which is included within the Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class C shares rather than the initial sales charge generally applicable to Class A shares. Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

  All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See prospectus for details.

   TAX FORM SUMMARY

   IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

PORTFOLIO CONCENTRATION AS OF AUGUST 31, 1996

TOP TEN HOLDINGS
STARSIGHT TELECAST, INC.                            MCI COMMUNICATIONS CORP.
Developer of interactive television guide           Telecommunications company
and VCR services
                                                    GYMBOREE CORP.
ROGERS CANTEL MOBILE CO.                            Manufacturer of children's apparel
Canadian cellular telephone operator
                                                    ZOLL MEDICAL CORP.
UROMED CORP.                                        Medical products company
Medical products company
                                                    ARGOSY GAMING CORP.
VENTRITEX, INC.                                     Operates casino vessel on Mississippi River
Medical products company
                                                    SHOWBOAT, INC.
PACIFICARE HEALTH SYSTEMS, INC.                     Las Vegas and Atlantic City casino operator
Manufacturer of managed health care
products

LARGEST SECTORS

Technology                    32.8%
Health Care                   24.0%
Leisure                       14.3%
Utilities & Communications    10.2%
Financial Services             5.9%
Other                         12.8%

PORTFOLIO OF INVESTMENTS - August 31, 1996

Common Stocks and Warrants - 99.7%
---------------------------------------------------------------------------
Issuer                                               Shares           Value
---------------------------------------------------------------------------
U.S. Stocks and Warrants - 95.6%
  Advertising
    Lamar Advertising Co., "A"*                       1,100    $     30,800
---------------------------------------------------------------------------
  Airlines - 0.3%
    Greenwich Air Services, Inc., "B"*               18,700    $    359,975
---------------------------------------------------------------------------
  Banks and Credit Companies - 0.6%
    Corestates Financial Corp.                       14,700    $    608,212
---------------------------------------------------------------------------
  Biotechnology - 0.6%
    Oncogene Science, Inc.*                          80,800    $    707,000
---------------------------------------------------------------------------
  Business Machines - 1.8%
    Digital Equipment Corp.*                         49,900    $  1,927,387
---------------------------------------------------------------------------
  Business Services - 0.8%
    DST Systems, Inc.*                               26,800    $    824,100
    ICT Group, Inc.*                                    400           6,500
                                                               ------------
                                                               $    830,600
---------------------------------------------------------------------------
  Cellular Telephones - 1.6%
    AirTouch Communications, Inc.*                   22,700    $    624,250
    Telephone & Data Systems, Inc.                   26,900       1,146,612
                                                               ------------
                                                               $  1,770,862
---------------------------------------------------------------------------
  Computer Software - Personal Computers - 7.9%
    Activision, Inc.*                                50,600    $    607,200
    Autodesk, Inc.                                   48,100       1,106,300
    Electronic Arts, Inc.*                           94,600       2,920,775
    Intuit, Inc.*                                     5,400         197,100
    Maxis, Inc.*                                     23,400         269,100
    Microsoft Corp.*                                 10,000       1,225,000
    Spectrum Holobyte Industries*                   445,500       2,283,187
                                                               ------------
                                                               $  8,608,662
---------------------------------------------------------------------------
  Computer Software - Systems - 12.6%
    Adobe Systems, Inc.                              78,200    $  2,727,225
    BMC Software, Inc.*                              26,700       1,989,150
    Cadence Design Systems, Inc.*                    24,700         731,737
    E Trade Group, Inc.*                              1,800          18,900
    Informix Corp.*                                 129,200       2,907,000
    Oracle Systems Corp.*                            64,800       2,284,200
    Sybase, Inc.*                                    53,800         866,680
    Synopsys, Inc.*                                  58,500       2,223,000
                                                               ------------
                                                               $ 13,747,892
---------------------------------------------------------------------------
  Electronics - 4.6%
    Altera Corp.*                                    10,200    $    448,800
    Intel Corp.                                      26,400       2,107,050
    Intel Corp., Warrants*                           18,800         788,050
    LSI Logic Corp.*                                 48,100       1,052,187
    Xilinx, Inc.*                                    17,300         605,500
                                                               ------------
                                                               $  5,001,587
---------------------------------------------------------------------------
Entertainment - 12.4%
    Argosy Gaming Corp.*                            481,400    $  3,129,100
    Harrah's Entertainment, Inc.*                    55,600       1,056,400
    Showboat, Inc.                                  150,000       2,981,250
    Starsight Telecast, Inc.*                       711,500       6,403,500
                                                               ------------
                                                               $ 13,570,250
---------------------------------------------------------------------------
  Financial Institutions - 4.7%
    Advanta Corp., "B"                               15,000    $    667,500
    Countrywide Credit Industries, Inc.              42,000       1,013,250
    Credit Acceptance Corp.*                         42,900         954,525
    Green Tree Financial                             17,400         604,650
    Medallion Financial Corp.                        42,900         552,337
    National Auto Credit, Inc.*                     114,530       1,317,095
                                                               ------------
                                                               $  5,109,357
---------------------------------------------------------------------------
  Medical and Health Products - 12.0%
    St. Jude Medical, Inc.                           51,400    $  1,843,975
    Uromed Corp.*                                   403,100       4,182,162
    Ventritex, Inc.*                                282,800       3,853,150
    Zoll Medical Corp.*                             206,700       3,152,175
                                                               ------------
                                                               $ 13,031,462
---------------------------------------------------------------------------
  Medical and Health Technology and Services - 10.9%
    Affymetrix, Inc.*                                   400    $      5,650
    Coventry Corp.*                                 156,800       2,067,800
    Foundation Health Corp.*                         22,500         675,000
    Healthsource, Inc.*                             120,500       1,807,500
    Owen Healthcare, Inc.*                           59,400         712,800
    Pacificare Health Systems, Inc., "A"*            48,100       3,667,625
    Riscorp, Inc., "A"*                              49,700         683,375
    Safeguard Health Enterprises*                    18,800         347,800
    United Healthcare Corp.*                         50,979       1,969,083
                                                               ------------
                                                               $ 11,936,633
---------------------------------------------------------------------------
  Oils - 2.1%
    Carbo Ceramics, Inc.                            104,100    $  1,951,875
    Newfield Exploration Co.*                         8,000         357,000
                                                               ------------
                                                               $  2,308,875
---------------------------------------------------------------------------
  Railroads - 1.5%
    Kansas City Southern Industries, Inc.             9,200    $    372,600
    Wisconsin Central Transportation Corp.*          36,200       1,276,050
                                                               ------------
                                                               $  1,648,650
---------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Applebee's International, Inc.                   28,400    $    823,600
    Promus Hotel Corp.*                              13,150         396,145
                                                               ------------
                                                               $  1,219,745
---------------------------------------------------------------------------
Special Products and Services - 0.4%
    YES! Entertainment Corp.*                        39,400    $    487,575
---------------------------------------------------------------------------
  Stores - 4.9%
    General Nutrition Cos., Inc.*                   106,600    $  1,572,350
    Gymboree Corp.*                                 110,700       3,196,463
    Men's Warehouse, Inc.*                           16,200         352,350
    Travis Boats & Motors*                           19,700         186,533
                                                               -----------
                                                               $  5,307,696
---------------------------------------------------------------------------
  Telecommunications - 11.6%
    American Media, Inc.*                         1,351,600    $     21,085
    American Portable Telecom, Inc.*                  2,700          24,300
    Cable Design Technology*                         50,100       1,778,550
    Cabletron Systems, Inc.*                         35,000       2,135,000
    Cisco Systems, Inc.*                              8,800         464,200
    Echostar Communications, "A"*                    14,000         355,032
    Glenayre Technologies, Inc.*                     40,800       1,499,400
    Lambert Communication, Inc.*                     33,000             330
    Paging Network, Inc.*                            26,200         461,775
    Rogers Cantel Mobile Co.*                       247,100       5,065,550
    U.S. Robotics Corp.*                             15,300         803,250
                                                               ------------
                                                               $ 12,608,472
---------------------------------------------------------------------------
  Utilities - Telephone - 3.2%
    MCI Communications Corp.                        137,600    $  3,457,200
---------------------------------------------------------------------------
Total U.S. Stocks and Warrants                                 $104,278,892
---------------------------------------------------------------------------
Foreign Stocks - 4.1%
  Canada - 0.8%
    Southern Africa Minerals Corp.*                 810,000    $    858,600
---------------------------------------------------------------------------
  Germany - 1.0%
    SAP AG, Preferred                                 4,600    $    754,705
    Sap Aktiengesellscha, ADR*##                      6,700         361,800
                                                               ------------
                                                               $  1,116,505
---------------------------------------------------------------------------
  Hong Kong - 1.1%
    Giordano Holdings Ltd.                        1,384,000    $  1,145,539
---------------------------------------------------------------------------
  Philippines - 0.2%
    Pilipino Telephone Corp.                        199,800    $    263,496
---------------------------------------------------------------------------
  Sweden - 1.0%
    Nobel Biocare AB                                 56,500    $  1,074,969
---------------------------------------------------------------------------
Total Foreign Stocks                                           $  4,459,109
---------------------------------------------------------------------------
Total Common Stocks and Warrants (Identified
Cost, $116,962,150)                                            $108,738,001
---------------------------------------------------------------------------

Convertible Bond
---------------------------------------------------------------------------
                                           Principal Amount
Issuer                                        (000 Omitted)           Value
---------------------------------------------------------------------------
  Ventritex, Inc., 5.75s, due 2001
    (Identified Cost, $40,000)                       $   40    $     40,100
---------------------------------------------------------------------------

Short-Term Obligation - 3.2%
---------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp., 5.215s,
    due 9/03/96, at Amortized Cost                   $3,490    $  3,487,991

---------------------------------------------------------------------------
Total Investments (Identified Cost, $120,490,141)              $112,266,092

Other Assets, Less Liabilities - (2.9)%                          (3,264,817)
---------------------------------------------------------------------------
Net Assets - 100.0%                                            $109,001,275
---------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
August 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $120,490,141)          $112,266,092
  Cash                                                                  6,834
  Receivable for Fund shares sold                                     271,690
  Interest and dividends receivable                                    12,031
  Other assets                                                            969
                                                                 ------------
      Total assets                                               $112,557,616
                                                                 ------------
Liabilities:
  Payable for Fund shares reacquired                             $    298,807
  Payable for investments purchased                                 3,117,352
  Payable to affiliates -
    Management fee                                                      4,500
    Shareholder servicing agent fee                                     1,157
    Distribution fee                                                   43,668
  Accrued expenses and other liabilities                               90,857
                                                                 ------------
      Total liabilities                                          $  3,556,341
                                                                 ------------
Net assets                                                       $109,001,275
                                                                 ============
Net assets consist of:
  Paid-in capital                                                $103,263,475
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (8,224,049)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                              13,967,507
  Accumulated net investment loss                                      (5,658)
                                                                 ------------
      Total                                                      $109,001,275
                                                                 ============
Shares of beneficial interest outstanding                         12,156,108
                                                                 ============
Class A shares:
  Net asset value per share
    (net assets of $35,098,281 / 3,875,873 shares of beneficial
    interest outstanding)                                           $9.06
                                                                    =====
  Offering price per share (100/94.25)                              $9.61
                                                                    =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $67,043,466 / 7,505,225 shares of beneficial
    interest outstanding)                                           $8.93
                                                                    =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $6,859,528 / 775,010 shares of beneficial
    interest outstanding)                                           $8.85
                                                                    =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended August 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                     $    155,559
    Dividends                                                         116,493
    Foreign taxes withheld                                               (864)
                                                                 ------------
      Total investment income                                    $    271,188
                                                                 ------------

  Expenses -
    Management fee                                               $    755,233
    Trustees' compensation                                             11,639
    Shareholder servicing agent fee (Class A)                          49,906
    Shareholder servicing agent fee (Class B)                         137,168
    Shareholder servicing agent fee (Class C)                           7,616
    Distribution and service fee (Class A)                             28,237
    Distribution and service fee (Class B)                            539,460
    Distribution and service fee (Class C)                             49,574
    Custodian fee                                                      49,803
    Printing                                                           30,416
    Postage                                                            29,634
    Auditing fees                                                      22,645
    Legal fees                                                          4,152
    Miscellaneous                                                     144,515
                                                                 ------------
      Total expenses                                             $  1,859,998
    Fees paid indirectly                                               (3,115)
                                                                 ------------
      Net expenses                                               $  1,856,883
                                                                 ------------
        Net investment loss                                      $ (1,585,695)
                                                                 ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                      $ 20,722,770
    Foreign currency transactions                                        (407)
                                                                 ------------
      Net realized gain on investments and foreign currency
        transactions                                             $ 20,722,363
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Net unrealized loss on investments                           $(12,184,307)
                                                                 ------------
      Net realized and unrealized gain on investments and
foreign currency                                                 $  8,538,056
                                                                 ------------
        Increase in net assets from operations                   $  6,952,361
                                                                 ============

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
Year Ended August 31,                                                        1996             1995
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                $ (1,585,695)    $   (876,305)
  Net realized gain on investments and foreign currency
    transactions                                                       20,722,363       14,682,099
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                       (12,184,307)         959,367
                                                                     ------------     ------------
    Increase in net assets from operations                           $  6,952,361     $ 14,765,161
                                                                     ------------     ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                           $ (5,350,459)    $   (918,344)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                            (10,344,167)      (1,440,882)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                               (756,617)         (47,151)
                                                                     ------------     ------------
      Total distributions declared to shareholders                   $(16,451,243)    $ (2,406,377)
                                                                     ------------     ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                                   $ 80,419,295     $110,456,952
  Net asset value of shares issued to shareholders in
    reinvestment
    of distributions                                                   14,791,845        2,174,647
  Cost of shares reacquired                                           (71,855,199)     (84,557,685)
                                                                     ------------     ------------
    Increase in net assets from Fund share transactions              $ 23,355,941     $ 28,073,914
                                                                     ------------     ------------
      Total increase in net assets                                   $ 13,857,059     $ 40,432,698
Net assets:
  At beginning of period                                               95,144,216       54,711,518
                                                                     ------------     ------------
  At end of period (including accumulated net investment loss
  of $1,588,957 and $3,262, respectively)                            $109,001,275     $ 95,144,216
                                                                     ============     ============

See notes to financial statements

Financial Highlights
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995         1994*
-------------------------------------------------------------------------------------------------------
                                                              Class A
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $10.08        $ 8.68        $ 7.83
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.10        $(0.03)       $(0.05)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.76          1.69          0.90
                                                               ------        ------        ------
      Total from investment operations                         $ 0.86        $ 1.66        $ 0.85
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.88)       $(0.26)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.88)       $(0.26)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 9.06        $10.08        $ 8.68
                                                               ======        ======        ======
Total return(+)                                                10.55%        19.77%        10.86%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    1.28%         1.29%         1.50%+
  Net investment loss                                         (1.08)%       (0.40)%       (0.87)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                     $35,098       $30,194       $17,776

  *For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +Annualized.
 ++Not annualized.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --         $(0.08)
    Ratios (to average net assets):
      Expenses                                                   --            --           2.03%+
      Net investment loss                                        --            --         (1.40)%+

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995          1994*
-------------------------------------------------------------------------------------------------------
                                                              Class B
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.94        $ 8.59        $ 7.83
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.17        $(0.13)       $(0.12)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.61          1.69          0.88
                                                               ------        ------        ------
      Total from investment operations                         $ 0.78        $ 1.56        $ 0.76
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.79)       $(0.21)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.79)       $(0.21)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 8.93        $ 9.94        $ 8.59
                                                               ======        ======        ======
Total return                                                    9.67%        18.75%         9.71%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.13%         2.29%         2.57%+
  Net investment loss                                         (1.81)%       (1.44)%       (2.02)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                     $67,043       $61,742       $36,849

  *For the period from the commencement of investment operations, December 1, 1993 to August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --          $(0.15)
    Ratios (to average net assets):
      Expenses                                                   --            --           3.10%
      Net investment loss                                        --            --         (2.56)%

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------
Year Ended August 31,                                            1996          1995          1994**
-------------------------------------------------------------------------------------------------------
                                                              Class C
-------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                          $ 9.91        $ 8.61        $ 7.80
                                                               ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                                 $ 0.17        $(0.14)       $(0.04)
  Net realized and unrealized gain on investments and
   foreign currency transactions                                 0.60          1.69          0.85
                                                               ------        ------        ------
      Total from investment operations                         $ 0.77        $ 1.55        $ 0.81
                                                               ------        ------        ------
Less distributions declared to shareholders from net
  realized gain on investments and foreign currency
  transactions                                                 $(1.83)       $(0.25)       $ --
                                                               ------        ------        ------
      Total distributions declared to shareholders             $(1.83)       $(0.25)       $ --
                                                               ------        ------        ------
Net asset value - end of period                                $ 8.85        $ 9.91        $ 8.61
                                                               ======        ======        ======
Total return                                                    9.60%        18.63%        10.38%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                    2.17%         2.30%         2.50%+
  Net investment loss                                         (1.90)%       (1.55)%       (2.22)%+
Portfolio turnover                                               157%          218%           82%
Average commission rate###                                    $0.0422          --            --
Net assets at end of period (000 omitted)                      $6,860        $3,209           $87

 **For the period from the commencement of offering of Class C shares, August 1, 1994 to August 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data is based upon average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S)The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment loss per share and the ratios would have been:
    Net investment loss                                          --            --          $(0.05)
    Ratios (to average net assets):
      Expenses                                                   --            --           3.03%+
      Net investment loss                                        --            --         (2.71)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS OTC Fund (the Fund) is a non-diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Fund with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1996, $1,583,299 was reclassified from accumulated net realized gain on investments and paid-in capital to accumulated net investment loss to offset short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $2,164 for the year ended August 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $23,992 for the year ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $3,356 for the year ended August 31, 1996. Fees incurred under the distribution plan during the year ended August 31, 1996 were 0.09% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,254 and $457 for Class B and Class C shares, respectively, for the year ended August 31, 1996. Fees incurred under the distribution plans during the year ended August 31, 1996 were 0.87% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively.

Purchases over $1 million of Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $1,116, $106,267 and $346 for Class A, Class B and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $161,860,736 and $154,123,283, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $120,490,141
                                                                 ============
Gross unrealized depreciation                                    $(15,667,148)
Gross unrealized appreciation                                       7,443,099
                                                                 ------------
  Net unrealized depreciation                                    $ (8,224,049)
                                                                 ============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     2,953,255   $ 28,054,414        4,680,448   $ 39,610,152
Shares issued to shareholders in
 reinvestment of distributions                    609,434      4,991,266          104,971        868,094
Shares reacquired                              (2,683,072)   (24,825,437)      (3,837,263)   (32,341,967)
                                               ----------   ------------       ----------   ------------
  Net increase                                    879,617   $  8,220,243          948,156   $  8,136,279
                                               ==========   ============       ==========   ============

Class B Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     3,674,349   $ 33,978,577        7,325,159   $ 62,579,527
Shares issued to shareholders in
 reinvestment of distributions                  1,119,205      9,076,592          154,411      1,266,051
Shares reacquired                              (3,501,980)   (31,963,123)      (5,554,198)   (46,622,744)
                                               ----------   ------------       ----------   ------------
  Net increase                                  1,291,574   $ 11,092,046        1,925,372   $ 17,222,834
                                               ==========   ============       ==========   ============

Class C Shares
                                                Year Ended August 31, 1996    Year Ended August 31, 1995
                                               ---------------------------  ----------------------------
                                                   Shares         Amount           Shares         Amount
--------------------------------------------------------------------------------------------------------
Shares sold                                     2,005,344   $ 18,386,304          948,839   $  8,267,273
Shares issued to shareholders in
 reinvestment of distributions                     89,936        723,987            4,957         40,502
Shares reacquired                              (1,644,089)   (15,066,639)        (640,099)    (5,592,974)
                                               ----------   ------------       ----------   ------------
  Net increase                                    451,191   $  4,043,652          313,697   $  2,714,801
                                               ==========   ============       ==========   ============

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996 was $1,189.

INDEPENDENT AUDITORS' REPORT


To the Trustees of MFS Series Trust IV and Shareholders of MFS OTC Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS OTC Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended August 31, 1996 and 1995, and the financial highlights for each of the years in the three-year period ended August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS OTC Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP


Boston, Massachusetts

October 4, 1996



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) OTC FUND
TRUSTEES                                                AUDITORS
A. Keith Brodkin* - Chairman and President              Deloitte & Touche LLP

Richard B. Bailey* - Private Investor;                  INVESTOR INFORMATION
Former Chairman and Director (until 1991),              For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;               call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director,                  a touch-tone telephone.
Cambridge Trust Company
                                                        For information on MFS mutual funds,
Peter G. Harwood - Private Investor                     call your financial adviser or, for an
                                                        information kit, call toll free:
J. Atwood Ives - Chairman and Chief Executive           1-800-637-2929 any business day from
Officer, Eastern Enterprises                            9 a.m. to 5 p.m. Eastern time (or leave
                                                        a message anytime).
Lawrence T. Perera - Partner,
Hemenway & Barnes                                       INVESTOR SERVICE
                                                        MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor,                  P.O. Box 2281
Harvard University Graduate School of                   Boston, MA 02107-9906
Business Administration
                                                        For general information, call toll free:
Charles W. Schmidt - Private Investor                   1-800-225-2606 any business day from
                                                        8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,                 For service to speech- or hearing-impaired,
Massachusetts Financial Services Company                call toll free: 1-800-637-6576 any business
                                                        day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,            (To use this service, your phone must be equipped
Massachusetts Financial Services Company                with a Telecommunications Device for the Deaf.)

Elaine R. Smith - Independent Consultant                For share prices, account balances and
                                                        exchanges, call toll free: 1-800-MFS-TALK
David B. Stone  - Chairman, North American              (1-800-637-8255) anytime from a touch-tone telephone.
Management Corp. (investment advisers)
                                                        WEB SITE
INVESTMENT ADVISER                                      http://www.mfs.com
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.                             --------------------------------------------
500 Boylston Street
Boston, MA 02116-3741                                                              TOP RATED SERVICE
                                                                       For the second year in a row,
FUND MANAGER                                            [DALBAR         MFS earned a #1 ranking in
Mark Regan*                                              LOGO]         DALBAR, Inc.'s Broker/Dealer
                                                                      Survey, Main Office Operations
TREASURER                                                            Service Quality category. The
W. Thomas London*                                       firm achieved a 3.49 overall score - on a
                                                        scale of 1 to 4 - in the 1995 survey. A total
ASSISTANT TREASURER                                     of 71 firms responded, offering input on the
James O. Yost*                                          quality of service they receive from 36
                                                        mutual fund companies nationwide. The survey
SECRETARY                                               contained questions about service quality in
Stephen E. Cavan*                                       17 categories, including "knowledge of phone
                                                        service contacts," "accuracy of transaction
ASSISTANT SECRETARY                                     processing," and "overall ease of doing
James R. Bordewick, Jr.*                                business with the firm." The 1996 survey
                                                        results were not available at the time of
CUSTODIAN                                               this printing.
Investors Bank & Trust Company

* Affiliated with the Investment Adviser

                                                             -------------
MFS(R) OTC FUND                [DALBAR LOGO: #1              BULK RATE
                                TOP RATED SERVICE]           U.S. POSTAGE
500 Boylston Street                                          PAID
Boston, MA 02116                                             PERMIT #55638
                                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)
 INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)]


(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                      OTC-2 10/96 19M 83/283/383